                                                                   EXHIBIT 10.37

THE OFFERING AND SALE OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (I) IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR (II) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION.

WARRANT NO. 2002-RHP                                            January 24, 2002

                            CATALINA LIGHTING, INC.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK
                  ------------------------------------------

     FOR VALUE RECEIVED, Catalina Lighting, Inc., a Florida corporation (the "Company"), hereby certifies that Robert H. Patterson (the "Holder") is entitled
 -------                                                    ------
to purchase, on the terms and subject to the conditions contained herein, 322,000 shares (the "Warrant Shares") of the Company's common stock, $.01 par
                     --------------
value per share ("Common Stock"), at an exercise price per Warrant Share (the
                  ------------
"Warrant Purchase Price") equal to $0.44, at any time and from time to time
 ----------------------
during the Exercise Period (as defined in Section 1), subject in all respects to
                                          ---------
the provisions of Section 2.1.  The number of Warrant Shares and the Warrant
                  -----------
Purchase Price are subject to adjustment as provided in Section 3.  This Warrant
                                                        ---------
is the Warrant contemplated by that certain Consulting Agreement, dated as of January 11, 2002, by and between the Company and the Holder (as it may be amended, supplemented or otherwise modified and in effect from time to time, the "Consulting Agreement").
 ---------- ---------

     This Warrant is subject to the following terms and conditions:

     1.   DEFINITIONS.  Unless otherwise indicated in this Warrant, capitalized
          -----------
terms used and not otherwise defined in this Warrant have the meanings set forth in the Consulting Agreement. In addition, the following capitalized terms have the following meanings:

          "Applicable Law" means all applicable provisions of all (i)
           --------------
constitutions, treaties, statutes, laws, rules, regulations, and ordinances of any Governmental Authority and all common law duties, (ii) Consents of any Governmental Authority, and (iii) orders, decisions, judgments, directives, or decrees of any Governmental Authority.

          "Available Shares" has the meaning set forth in Section 2.1.
           ----------------                               -----------

          "Common Stock" has the meaning set forth in the preamble.
           ------------

          "Company" has the meaning set forth in the preamble.
           -------

          "Consent" means any consent, approval, authorization, waiver, permit,
           -------
grant, franchise, license, exemption, or order of, or any registration, certificate, qualification, declaration, or filing with, or any notice to, any Person.

          "Consulting Agreement" has the meaning set forth in the preamble of
           --------------------
this Warrant.

          "Convertible Securities" means, when used in this Agreement, any
           ----------------------
securities or other obligations issued or issuable by the Company that are exercisable or exchangeable for, or convertible into, any Capital Stock of the Company.

          "Current Market Price" per share of Common Stock means, as of any
           --------------------
specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the 20 consecutive trading days immediately preceding (and not including) such date. The "daily market price"
                                                          ------------------
for each such trading day shall be (i) the closing sales price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading or on NASDAQ, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such securities exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by NASDAQ or the National Quotation Bureau, (iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or in The Wall Street Journal. If the daily market price cannot be determined for the 20 consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

          "Designated Office" has the meaning set forth in Section 2.1.
           -----------------                               -----------

          "Effective Date" means the issue date of this Warrant.
           --------------

          "Equity Rights" means, when used in this Warrant, any warrants,
           -------------
options, stock appreciation rights or other rights to subscribe for or purchase, or obligations to issue, any Capital Stock of the Company, or any Convertible Securities, including, without limitation, any options or similar rights issued or issuable under any employee stock option plan, pension plan or other employee benefit plan of the Company.

          "Exercise Notice" has the meaning set forth in Section 2.1.
           ---------------                               -----------

          "Exercise Period" means the period commencing on the date hereof and
           ---------------
ending on (and including) the Expiration Date.

          "Expiration Date" means the tenth anniversary of the date hereof.
           ---------------

          "Fair Market Value" per share of Common Stock means, as of any
           -----------------
specified date:

                    (i) if the Common Stock is publicly traded on such date, the Current Market Price per share; or

                    (ii) if the Common Stock is not publicly traded (or deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined by an independent valuation of the Company and the business conducted by them by an investment banking firm of recognized national standing selected by the mutual written agreement of the Company and the Holder; provided, however, that if the Company and the Holder are unable to mutually
--------  -------
agree on any such investment banking firm within 10 days after the date upon which the right or obligation to select an investment banking firm arises, each of the Holder and the Company shall, within three Business Days thereafter, select one investment banking firm, and the two selected firms shall, within three Business Days of their selection, select a third investment banking firm which shall make the relevant determination (which determination shall be final and binding) within 10 Business Days of the submission of this matter to such third firm; and provided further, that, in determining the fair market value per
                -------- -------
share of Common Stock, such investment banking firm shall not give effect or take into account any "minority discount" but shall value the Company in its entirety on an enterprise basis.

          "Governmental Authority" means any nation or government, and any state
           ----------------------
or political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, and any court, tribunal, or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

          "Holder" has the meaning set forth in the preamble.
           ------

          "Other Property" has the meaning set forth in Section 3.4.
           --------------                               -----------

          "Person" means any individual, trustee, sole proprietorship,
           ------
partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, and other entity, or any Governmental Authority.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated by the SEC thereunder, all as the same shall be in effect at the time.

          "Vesting Date" has the meaning set forth in Section 2.1.
           ------------                               -----------

          "Warrant" means this Warrant, any amendment or other modification of
           -------
this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

          "Warrant Purchase Price" has the meaning set forth in the preamble of
           ----------------------
this Warrant (as adjusted in accordance with the terms of this Warrant).

          "Warrant Shares" has the meaning set forth in the preamble of this
           --------------
Warrant.

     2.   EXERCISE.
          --------

          2.1   Available Shares. Subject to final sentence of this Section 2.1,
                ----------------                                    -----------
this Warrant shall vest in two equal installments, such that this Warrant shall become exercisable: (i) with respect to 161,000 shares on the first anniversary hereof; and (ii) with respect to the remaining 161,000 shares on the second anniversary hereof. Each of the two dates referred to in the preceding sentence date is referred to as a "Vesting Date", and the Warrant Shares vested and
                          ------------
exercisable as of a given date, subject to adjustment pursuant to Section 3
                                                                  ---------
hereof, are referred to as the "Available Shares".  If on any Vesting Date the
                                ----------------
Consulting Agreement has been terminated either by the Company as a result of the breach by the Holder of his obligations thereunder or by the Holder, then:
(i) no additional shares of Common Stock shall become Available Shares hereunder and thereafter only the Available Shares immediately prior to such Vesting Date shall be purchasable hereunder; and (ii) for all purposes thereafter, "Warrant
                                                                       -------
Shares" herein shall refer only to such Available Shares; provided, however,
------                                                    --------  -------
that if the Consulting Agreement is terminated by the Company other than as a result of the breach by the Holder of his obligations thereunder, then this Warrant shall become exercisable in full on the effective date of such termination, and for all purposes thereafter, "Available Shares" herein shall
                                               ----------------
refer to all of the Warrant Shares.

          2.2   Exercise; Delivery of Certificates. This Warrant may be
                ----------------------------------
exercised at the option of the Holder, in whole or in part, at any time and from time to time during the Exercise Period, but in any event solely with respect to the Available Shares at such time, by (a) delivering to the Company at its principal executive office (the "Designated Office") (i) a notice of exercise,
                                 -----------------
in substantially the form attached hereto (the "Exercise Notice"), duly
                                                ---------------
completed and signed by the Holder, and (ii) this Warrant, and (b) paying the Warrant Purchase Price pursuant to Section 2.3 for the number of Available
                                   -----------
Shares being purchased. Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to Section 2.3. Stock certificates representing the
                               -----------
Warrant Shares so purchased shall be delivered to the Holder within three Business Days after this Warrant has been exercised; provided, however, that in
                                                     --------  -------
the case of a purchase of less than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor representing the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased or purchasable under this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Law, such other name as shall be designated by the Holder.

          2.3   Payment of Warrant Purchase Price. Payment of the Warrant
                ---------------------------------
Purchase Price may be made, at the option of the Holder, by (i) check, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess of the aggregate Fair Market Value over the aggregate Warrant Purchase Price for such canceled Warrant Shares is at least equal to the Warrant Purchase Price for the shares being purchased, (iv) surrender to the Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the

Warrant Purchase Price for the shares then being purchased or (v) any combination of the foregoing. The Company shall issue fractional shares of Common Stock upon the exercise of this Warrant.

     3.   ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT
          --------------------------------------------------------------
PURCHASE PRICE. The number of Warrant Shares for which this Warrant is
--------------
exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this Section 3.
                                  ---------

          3.1  Stock Dividends, Subdivisions and Combinations. If at any time
               ----------------------------------------------
the Company:

               (a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock,

               (b) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable hereunder immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this Section 3.1 shall become effective immediately
                                 -----------
after the effective date of such event, but be retroactive to the record date, if any, for such event.

     Upon any adjustment of the number of Warrant Shares purchasable upon the of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

          3.2  Issuance of Equity Rights. If at any time the Company issues
               -------------------------
(without payment of any consideration) to all holders of outstanding Common Stock any Equity Rights, then the Company shall also distribute such Equity Rights to the Holder to the extent of the Available Shares as of the record date for such issuance, as if this Warrant had been exercised to such extent immediately prior to such record date.

          3.3  Distribution of Assets or Securities. If at any time the Company
               ------------------------------------
makes a distribution (a "Distribution") to its stockholders (other than in
                         ------------
connection with the liquidation, dissolution or winding up of the Company) of any asset or security other than those referred to in Sections 3.1, 3.2, or 3.4,
                                                      -------------------------
then, at the option of the Holder, either:

               (a) the Warrant Purchase Price shall be adjusted and shall be equal to the Warrant Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such Distribution multiplied by a fraction (which shall not be less than
                          ---------- --
zero), the numerator of which shall be the Fair Market Value per share of Common Stock on the date fixed for such determination, less the then fair market value
                                                ----
of the portion of the assets, or the fair market value of the portion of the securities, as the case may be, so distributed applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock on the date fixed for such determination. Such adjustment to the Warrant Purchase Price shall become effective immediately prior to the opening of business on the day immediately following the date fixed for the determination of stockholders entitled to receive such Distribution. Upon any adjustment in the Warrant Purchase Price as provided in this Section 3.3, the
                                                             -----------
number of shares of Common Stock issuable upon the exercise of this Warrant shall also be adjusted and shall be equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Warrant Purchase Price
---------- --
in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted; or

               (b) the Holder shall have the right to receive that portion of the amount distributed which a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the Distribution would have owned or received immediately after and as a result of such Distribution. Upon the closing of the Distribution, the Company shall distribute such portion of the amount distributed to the Holder.

          3.4  Reorganization, Reclassification, Merger, Consolidation or
               ----------------------------------------------------------
Disposition of Assets. If at any time the Company reorganizes its capital,
---------------------
reclassifies its capital stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or Distribution with respect to, the outstanding Common Stock), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in Sections 3.1, 3.2, 3.3, or
                                                    --------------------------
3.5, and, pursuant to the terms of such reorganization, reclassification,
---
consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of capital stock of the successor or acquiring Person or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Company ("Other
                                                                   -----
Property") are to be received by or distributed to the holders of Common Stock
--------
who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock, common stock of the successor or acquiring Person, and/or Other Property which a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the aggregate Warrant Purchase Price otherwise payable for the Warrant Shares issuable upon exercise of this Warrant shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under Section
                                                                  -------
3.6(e).
------

          In case of any such event set forth in this Section 3.4, prior to the
                                                      -----------
exercise of this Warrant, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Holder may approve in writing (and memorialized by resolutions of the Board of Directors of the Company) in order to provide for adjustments of any shares of common stock of such successor or acquiring Person for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 3.4. For purposes of this Section 3, "common stock of the
            -----------                       ---------
successor or acquiring Person" shall include stock or other equity securities, or securities that are exercisable or exchangeable for or convertible into equity securities, of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 3.4 shall similarly apply to successive reorganizations,
-----------
reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

          3.5  Dissolution, Total Liquidation or Winding-Up. If at any time
               --------------------------------------------
there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by Section 3.4, then the Company
                                              -----------
shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder's address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than 30 calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect,
                ----
that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

          3.6  Other Provisions Applicable to Adjustments Under this Section.
               -------------------------------------------------------------
The following provisions shall be applicable to the adjustments provided for pursuant to this Section 3:
                 ---------

               (a)  When Adjustments To Be Made. The adjustments required by
                    ---------------------------
this Section 3 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (b) Record Date. If the Company fixes a record date of the
                   -----------
holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other Distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this Section 3 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

               (c)  When Adjustment Not Required. If the Company fixes a record
                    ----------------------------
date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or Distribution or subscription or purchase rights to which the provisions of Section 3.1 would apply, but shall, thereafter and before the
                  -----------
Distribution to stockholders, legally abandon its plan to pay or deliver such dividend, Distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (d)  Notice of Adjustments. Whenever the number of shares of
                    ---------------------
Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this Section 3, the Company shall
                                                   ---------
immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 3.4) describing the number and kind of any other shares of stock or
   -----------
Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

               (e)  Challenge to Good Faith Determination. Whenever the Board of
                    -------------------------------------
Directors of the Company is required to make a determination in good faith of the fair market value of any matter under this Warrant, or any matter that may affect the value of this Warrant, such determination may be challenged by the Holder. If the Holder wishes to challenge any such fair market value determination, it shall furnish written notice to the Company of its intention to challenge the same. If the Company and the Holder cannot resolve the dispute between themselves, then such dispute shall be submitted for final determination to an investment banking firm pursuant to the valuation procedures set forth in clause (ii) under the definition of Fair Market Value. The Company shall bear any and all costs incurred by the Company and the Holder in connection with the determination of the Fair Market Value of this Warrant or the Warrant Shares, and any challenge or dispute thereof, including, without limitation, all fees and expenses of any investment banking, valuation or accounting firms engaged by the Company or the Holder and of attorneys in connection with such calculation.

               (f)  Independent Application. Except as otherwise provided
                    -----------------------
herein, all subsections of this Section 3 are intended to operate independently
                                ---------
of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

               (g)  Par Value. Notwithstanding any provision herein, in the
                    ---------
event that any adjustment to the Warrant Purchase Price reduces the Warrant Purchase Price to an amount that is less than the par value of the Common Stock at the time of exercise of this Warrant, the Company shall transfer from additional paid in capital to stated capital that amount necessary so that the Warrant Shares will be, upon issuance, fully paid and non-assessable.

     4.   MISCELLANEOUS.
          -------------

          4.1  Restrictive Legends. This Warrant, any Warrant issued upon
               -------------------
transfer of this Warrant and any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legends, in addition to any legend required under applicable state securities laws:

          THE OFFERING AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (I) IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR (II) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION.

          THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SHAREHOLDERS AGREEMENT, DATED AS OF JANUARY 11, 2002, AMONG CATALINA LIGHTING, INC. AND CERTAIN OF ITS SHAREHOLDERS WHICH, AMONG OTHER THINGS, RESTRICTS THE SALE OR TRANSFER OF SUCH SECURITIES EXCEPT IN ACCORDANCE THEREWITH AND SUCH SECURITIES ARE ALSO SUBJECT TO AN IRREVOCABLE PROXY PROVIDED UNDER THE FLORIDA BUSINESS CORPORATION ACT.

          The legends shall be appropriately modified upon issuance of certificates for shares of Common Stock.

          Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the first legend set forth above, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the

Company to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

          4.2  Other Covenants. The Company covenants and agrees that, as long
               ---------------
as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) the Holder shall, upon the exercise hereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all adverse claims; (c) the Company shall at all times have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants), to the extent of the Available Shares, to be exercised in full; and (d) the Company shall provide the Holder with notice of all corporate actions in the same manner and to the same extent as the stockholders of the Company.

          4.3  Dividends. If the Company declares or pays a dividend or makes
               ---------
any other distribution upon its Common Stock (other than any stock dividend for which an adjustment is made pursuant to Section 3), then the Company will pay to
                                        ---------
the Holder such dividend or distribution which would have been paid to the Holder had such Warrant been exercised with respect to the Available Shares immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

          4.4  Issue Tax. The issuance of this Warrant and of shares of Common
               ---------
Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof.

          4.5  Closing Of Books. The Company will at no time close its transfer
               ----------------
books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

          4.6  No Voting Rights; Limitation Of Liability. Except as expressly
               -----------------------------------------
set forth in this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter, (b) the right to receive dividends, except as set forth in Section 3 or (c) any other rights as a stockholder of the Company,
         ---------
except as set forth in Section 3. No provisions hereof, in the absence of
                       ---------
affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

          4.7  Modification And Waiver. This Warrant and any provision hereof
               -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

          4.8  Notices. All notices, demands, requests, consents, approvals or
               -------
other communications (collectively, "Notices") required or permitted to be given
                                     -------
hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

               To the Holder:

               Robert H. Patterson
               804 Mallory Court
               Tyler, Texas 75703
               Telefax: (214) 880-3155

               with a copy to:

               Thompson & Knight LLP
               Suite 3300
               1700 Pacific Avenue
               Dallas, Texas 75201
               Attention: Fred W. Fulton, Esq.

               Telefax:  (214) 969-1751

               To the Company:

               Catalina Lighting, Inc.
               18191 N.W. 68th Avenue
               Miami, Florida 33015
               Attention: Chief Executive Officer
               Telefax: (305) 558-3024

               with a copy to:

               Morgan, Lewis & Bockius LLP
               One Oxford Centre, Thirty-Second Floor
               301 Grant Street
               Pittsburgh, PA 15219
               Attention: David A. Gerson, Esq.
               Telefax: (412) 560-3399

          4.9  Successors and Assigns. The Company may not assign any of its
               ----------------------
rights, or delegate any of its obligations, under this Warrant without the prior written consent of the

Holder (which consent may be withheld for any reason or no reason at all). The Holder may not assign this Warrant, in whole or in part, or delegate any of its obligations hereunder, except that the Holder may assign this Warrant, at any time and from time to time, in whole or in part, but only with respect to the Available Shares at the time of such assignment, and solely for estate planning purposes, provided that the assignee(s) shall agree to be bound by any and all
          --------
obligations attached to the applicable underlying Warrant Shares. Further, the Company may require the Holder, as a condition to any assignment hereunder, to represent and warrant to the Company, and deliver an opinion of counsel reasonably acceptable to the Company, that an assignment does not violate applicable federal and state securities laws. Each assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly filled in and executed. Upon such surrender and delivery, the Company shall, at its own expense, within three Business Days execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three Business Days issue to the Holder a new Warrant evidencing the portion not so assigned. If the Holder assigns this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding Warrants representing the right to acquire more than 50% of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

          This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company's assets, and in such case, except as expressly provided herein, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

          4.10  Captions; Construction and Interpretation. The captions in this
                -----------------------------------------
Warrant are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Warrant. All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references are to this Warrant unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

          4.11  Lost Warrant or Certificates. Upon receipt of evidence
                ----------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant or stock certificate, the Company shall make and deliver to the Holder, within three Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

          4.12  No Impairment. The Company shall not by any action, including,
                -------------
without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          4.13  Governing Law. This Warrant shall be governed by, interpreted
                -------------
under, and construed in accordance with the internal laws of the State of Florida applicable to agreements made and to be performed within the State of Florida, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court sitting in the Southern District of Florida, and of the state court of original jurisdiction of the State of Florida sitting in Miami-Dade County and any appellate court thereof, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

          4.14  Remedies. If the Company fails to perform, comply with or
                --------
observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

          4.15  Waiver of Trial By Jury. Each of the Company and the Holder
                -----------------------
hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Warrant or the transactions contemplated hereby, or the actions of the Holder in the negotiation, administration, performance or enforcement hereof.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representatives on the date first above written.

                                    CATALINA LIGHTING, INC.


                                    By: /s/ Eric Bescoby
                                       --------------------------------
                                    Name:  Eric Bescoby
                                    Title: Chief Executive Officer

                            CATALINA LIGHTING, INC.

                         FORM OF EXERCISE SUBSCRIPTION
                         -----------------------------

               (To be signed only upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise its Warrant to purchase __________________________________________ (_______) shares of Common
Stock for an aggregate Warrant Purchase Price of ____________________________ Dollars ($______).

     The Warrant Purchase Price is to be paid as follows (check as applicable):

          ___  Company check in the amount of $_________; and/or
          ___  Wire transfer in the amount of $_________; and/or
          ___  by exercise of the cashless exercise rights set forth in Section
               2.3 of the Warrant with respect to ___________ shares of Common Stock.

     The undersigned hereby requests that a certificate(s) for the shares of Common Stock be issued in the name of ___________________, and delivered to, _______________, whose address is _________________________.

     The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Dated: _______________    ____________________________________________________
                          Name of the Holder (must conform precisely to the name specified on the face of the Warrant)

                          ____________________________________________________
                          Signature of authorized representative of the Holder

                          ____________________________________________________
                          Print or type name of authorized representative

                          Social Security Number or Employer
                          Tax Identification Number of the Holder: ___________

                          Address of the Holder:

                          ____________________________________________________


                          ____________________________________________________


                          ____________________________________________________